PLEDGE AGREEMENT



         THIS PLEDGE AGREEMENT is made and entered into this April 4, 1997, by and between Edmund Blankenau (the "Pledgor") and WORLDPORT COMMUNICATIONS, INC., a Delaware corporation with principal offices at 100 California Street, Suite 1400, San Francisco, California 94111 (fax: (415) 393-0721), or its successors or assigns (the "Creditor").

         WHEREAS,   TeleNational   Communications,   Ltd.,  a  Nebraska  limited
partnership (the "Debtor") has issued to the Creditor a Secured Promissory Note in the principal amount of $650,000 (the "Note"); and

         WHEREAS,   the Pledgor has granted the full performance of the Debtor's obligations under the Note;

         WHEREAS, the Pledgor owns 60,000 shares of common stock of International Message Telephone Service, Inc. ("General Partner") which is the sole general partner of the Debtor, which represents 80% of the fully-diluted outstanding capital stock of General Partner (the "Pledged Shares"); and

         WHEREAS,   the  Pledgor  owns real property in the St. Thomas, the U.S.
Virgin Islands (the "Pledged Property");

         WHEREAS,  Pledgor  hereby  wishes  to grant  the  Creditor  a  security interest in the Pledged Shares and the Pledged Property (together the "Collateral") in order to induce the Creditor to advance funds to the Debtor as evidenced by the Note;

         NOW, THEREFORE, in consideration of the premises and promises herein contained, the parties agree as follows:

         1. Pledge. The Pledgor hereby pledges, hypothecates, assigns, transfers, delivers and grants to the Creditor a lien upon and a continuing security interest in the following (the "Collateral"):

                  (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                  (b) all additional shares of stock of any issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner, the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                  (c) the real property owned by Pledgor located at 4-A Estate St. Joseph Rosendahl, St. Thomas in the U.S. Virgin Islands (the "Pledged Property"); and

                  (d) proceeds of any of the foregoing.

TO HAVE AND TO HOLD the Collateral, together with all rights, title, interests, privileges and preferences appertaining or incidental thereto, unto the Creditor, its successors and assigns, forever, subject to the terms and conditions set forth herein.

         2. Security for Obligations. This Pledge Agreement and the security interests granted hereby secure the payment and performance of all obligations of the Pledgor and the Debtor to the Creditor now or hereafter existing, including, without limitation, obligations of the Debtor under the Note and obligations of the Pledgor under the Guaranty attached to the Note and under this Pledge Agreement (all such obligations of the Debtor and the Pledgor being referred to herein as the "Obligations"). The Pledgor waives notice of the existence or creation of any Obligations.

         3. Delivery of Collateral. Concurrently with the execution and delivery of this Agreement, all certificates or instruments representing or evidencing the Pledged Shares shall be delivered to the Creditor in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Creditor.

         4. Registration. The Creditor, at any time and at its sole option, may have any or all of the Collateral registered in its name or that of its nominee, as a proxy pursuant to the terms of Section 5 below and the Pledgor agrees to cause the General Partner to effect such registration.

         5. Irrevocable Proxy In the Event of Default. The Pledgor hereby grants to the Creditor or its nominee, with respect to the Collateral, during the term of this Pledge Agreement, an irrevocable proxy, coupled with an interest, to, subject to the provisions of Section 9 hereto, exercise all voting rights and all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as the absolute owner thereof, including the right to exchange any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the General Partner, and to deliver any of the Collateral to any depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability, except to account for property actually received by it, and pursuant to such proxy, the Creditor shall be entitled to vote or consent with respect to the Collateral in its sole discretion. The Creditor agrees not to exercise this proxy prior to the occurrence of an Event of Default.

         6.       Representations and Warranties.   The  Pledgor  represents and
warrants as follows:

                  (a) The Pledgor has, and has duly exercised, all requisite capacity, power and authority to enter into this Pledge Agreement, to pledge the Collateral, and to carry out the transactions contemplated hereby;

                  (b) The execution, delivery and performance of this Pledge Agreement by the Pledgor will not result in a violation of the Articles of Incorporation or By-laws of the General Partner or of any mortgage, instrument or other agreement or any order, law, rule or regulation to which the Pledgor, the General Partner or the Debtor is subject, or be in conflict with, or result in a breach of or constitute a default under any such mortgage, instrument or agreement;

                  (c) This Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally and principles of equity;

                  (d) There are no outstanding options, rights, warrants, conversion rights or other agreements or commitments to which the General Partner or Debtor is a party or binding upon the General Partner or Debtor providing for the issuance of additional shares of the capital stock of the General Partner or partnership interests in Debtor or for any other adjustment or transfer affecting the outstanding shares or partnership interests and there are no rights in or claims possessed by any person enforceable against the General Partner or Debtor in law or equity to compel such an issuance, adjustment or transfer, except the Note;

                  (e) The Pledgor is the sole legal, record and beneficial owner of the Pledged Shares and has good and marketable title thereto, free and clear of any lien, hypothecation, security interest, option or other charge or encumbrance;

                  (f) The Pledgor is the sole legal, record and beneficial owner of the Pledged Property and to the best of its knowledge has good and marketable title thereto, free and clear of any lien, hypothecation, security interest, option or other charge or Debtor agrees that if any other invalid liens appear on records or title searches as Worldport attempts to perfect its lien, debtor will take all required actions to clear the records within 14 days, except for the security interest created by this Pledge Agreement. Pledgor, to the best of its knowledge, has full right to pledge, assign, transfer and deliver the Collateral;

                  (g) The pledge of the Collateral hereunder creates a valid first lien upon and a perfected security interest in the Collateral;

                  (h) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge of the Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement or (ii) the exercise by the Creditor of its rights or remedies pursuant to this Pledge Agreement (except as may be required by laws affecting the offering and sale of securities generally); and

                  (i) None of the Pledged Shares are subject to or restricted by, nor will the assignment, transfer or delivery of the Collateral give rise to or result in the breach of, any pledge, lien, mortgage, security interest, voting trust, stockholder or other agreement, transfer restriction or other restriction or encumbrance, and upon transfer of the Pledged Shares to the Creditor pursuant to this Pledge Agreement, Creditor will have full, valid and marketable title to such shares of stock.

         7. Covenants of Pledgor. The Pledgor hereby covenants that, until all Obligations have been paid in full:

                  (a) The Pledgor will not sell, convey or otherwise dispose of any Collateral or any interest therein or create, incur or permit to exist any pledge, mortgage, lien, charge, security interest or other encumbrance with respect to the Collateral or the proceeds thereof, other than that created hereby;

                  (b) The Pledgor will deliver promptly to the Creditor any property received in exchange for or as a dividend or distribution on or with respect to the Collateral;

                  (c) The Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that Creditor may reasonably request, in order to perfect and protect any security interest intended to be granted hereby or to enable Creditor to exercise and enforce its rights and remedies hereunder with respect to any Collateral; and

                  (d) Until such time as a Demand for repayment is made, neither the Pledgor, nor any of its affiliates will, and none of them will permit their respective agents or representatives to, solicit, encourage (including by way of furnishing any non-public information concerning the operations, properties or assets of the Debtor), entertain or enter into any discussions or negotiations with respect to any proposal to acquire the General Partner or Debtor or any substantial portion of its assets (a "Proposal"). If such a proposal is received, the Pledgor will promptly notify the Creditor of its terms and the identity of the party making the proposal.

         8. Dividends. During the term of this Pledge Agreement, the Creditor shall be entitled to hold any and all dividends or other distributions paid in respect of the Collateral and such dividends or other distributions shall form part of the Collateral.

         9. Events of Default. The following shall constitute events of default ("Events of Default") under this Pledge Agreement:

                  (a) the failure to pay in full any amount due under the Note within 30 days after it is due thereunder or the occurrence of a non-payment default under the Note;

                  (b) the Pledgor shall fail to perform or observe any term, covenant or agreement contained in this Pledge Agreement;

                  (c) any representation or warranty made by the Pledgor in this Pledge Agreement shall be incorrect in any material respect as of the date made and such breach is not cured within fourteen days after notice thereof to Pledgor;

                  (d) a notice of lien, levy, attachment or assessment is filed or recorded with respect to the Collateral and the enforcement thereof is not enjoined or restrained and such lien, levy attachment or assessment is not removed within fourteen days; or

                  (e) the dissolution, insolvency, inability to pay debts as they mature, suspension of usual business, appointment of a receiver for any part of property, assignment for the benefit of creditors, the commencement of any proceedings under any bankruptcy or insolvency laws by or against with respect to the Pledgor, the General Partner or the Debtor, or other material adverse change in the financial condition or means or ability to pay thereof.

         10. Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Creditor may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of Illinois (the "Code") in effect at that time. The Creditor may also, without notice (except as specified below), sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Creditor's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Creditor may deem commercially reasonable and may purchase all or any part of the Collateral at public or private sale, and in lieu of actual payment of the purchase price, may set-off the amount of such purchase price against the Obligations. Any notice required to be given by the Creditor of a sale, disposition or other intended action by the Creditor with respect to any of the Collateral, which is made at least two (2) days prior to such proposed action shall constitute fair and reasonable notice to the Pledgor. The Creditor shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Creditor may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The commencement of any action, legal or equitable, or the rendering of any judgment or decree of any deficiency shall not affect the Creditor's security interest in the Collateral until the Obligations are fully paid. The Pledgor hereby waives the benefit of all valuation, appraisal and exemption laws; and

                  (b) Any cash held by the Creditor as Collateral and all cash proceeds received by the Creditor in respect of any sale or other disposition of the Collateral shall be applied to payment of the Obligations, in whatever order the Creditor may elect, regardless of when such Obligations were incurred or arose. Any surplus proceeds held by the Creditor after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

Each right, power and remedy of the Creditor provided for in this Pledge Agreement or any related agreement now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Creditor of any one or more of the rights, powers or remedies provided for in this Pledge Agreement or related agreement shall not preclude the simultaneous or later exercise by the Creditor of any other rights, powers or remedies, and no failure or delay on the part of the Creditor to exercise any such right, power or remedy shall operate as a waiver thereof.

         11. Private Sale. In view of the fact that federal and state securities laws may impose certain restrictions upon the method by which a sale of Pledged Shares may be effected, it is agreed that upon and after an Event of Default, the Creditor may from time to time attempt to sell all or any part of the Collateral by means of a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Creditor may solicit offers to buy Collateral, for cash or otherwise, from a limited number of investors deemed by Creditor to be responsible parties who might be interested in purchasing such Pledged Shares, and if Creditor solicits such offers from not less than three such investors, then the acceptance by Creditor of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of any Collateral. Pledgor acknowledges that such private sales may be at prices and on terms less favorable to the seller than if the Collateral were sold at a public sale and that the Creditor has no obligation to delay the sale of any Collateral to permit the registration of the Collateral for public sale under any securities law.

         12. Reasonable Care. Except for the exercise of reasonable care to assure the safe custody of any Collateral in its possession and the accounting of moneys actually received by it, the Creditor shall have no duty or liability, except as set forth in the Code, with respect to the Collateral. The Creditor shall have no responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Creditor has or is deemed to have knowledge of such matters.

         13. Power of Attorney. The Pledgor hereby appoints the Creditor the Pledgor's agent and attorney-in-fact, with full power and authority in the name, place and stead of the Pledgor or otherwise to take any action and to execute any instrument which Creditor may reasonably deem necessary or advisable to fulfill Pledgor's obligations hereunder, to pursue its rights and remedies or to accomplish the purposes of this Pledge Agreement, including to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, payment or other distribution in respect of the Collateral and to give full discharge for the same. The Creditor shall have the absolute right to exchange any of the Collateral for other property upon a reorganization, recapitalization or other readjustment and in connection therewith to deposit any of the Collateral with any committee or depositary upon such terms as the Creditor may reasonably determine. This appointment is irrevocable and continuing and is coupled with an interest of the Pledgor. The Pledgor hereby ratifies and confirms all that Creditor may lawfully do by virtue of this Power of Attorney.

         14.      Indemnity and Expenses.

                  (a) The Pledgor agrees to indemnify and hold the Creditor, its officers, directors, employees and agents harmless from and against any and all actions, claims, reasonable expenses, losses and liabilities related to or arising from this Pledge Agreement (including enforcement hereof) with interest thereon at the rate then applicable to payments on the Note, except expenses, losses or liabilities resulting from Creditor's gross negligence or willful misconduct. The Creditor shall not be liable for any acts of commission or omission hereunder nor for any error of judgment or mistake of law or fact.

                  (b) Pledgor shall upon demand pay to Creditor any and all reasonable costs and expenses, including court costs and reasonable fees of attorneys, experts and agents, which Creditor may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody, preservation, use or sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of its rights of Creditor hereunder or (iv) the failure by Debtor to perform or observe any of the provisions hereof.

                  (c) All obligations provided for in this Section shall survive any termination of this Pledge Agreement.

         15.      Security  Interest  Absolute.   All  rights  of  Creditor  and
security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of this Pledge Agreement, the Note or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, any Obligation, or any other amendment or waiver of or any consent to any departure from the Note or agreements ancillary thereto;

                  (c) any acceptance, exchange, release or nonperfection of any other collateral, or any release, amendment or waiver of or consent to departure from any guaranty, for any Obligation;

                  (d) any delay, extension of time, release, substitution, renewal, compromise or other indulgence granted by the Creditor with respect to any Obligation;

                  (e)failure by Creditor to resort to any other security or guaranty for any of the Obligations before resorting to the Collateral; or

                  (f) any other event or circumstance which might otherwise constitute a defense available to, or a discharge of, the Debtor in respect of its Obligations or the Pledgor in respect of this Pledge Agreement.

This Pledge Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment or performance in full of the Obligations, (ii) be binding upon the Pledgor, its successors, heirs and assigns, and (iii) inure, together with the rights and remedies of Creditor hereunder, to the benefit of Creditor and its successors.

         16. Amendment and Waiver. This Pledge Agreement contains the entire agreement of the parties and may be amended only in a writing signed by the parties hereto. No waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall be effective, unless the same shall be in writing and signed by Creditor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No course of dealing between Pledgor and Creditor, nor any delay or failure to exercise any right hereunder by Creditor, shall operate as a waiver.

         17. Notice. All notices hereunder shall be in writing and mailed by registered or certified mail to the address set forth above or such other address as may be designated by like notice. All such notices shall be effective when deposited in the mails addressed as aforesaid.

         18. Termination. This Pledge Agreement shall terminate when all of the liabilities and obligations of Pledgor and Debtor to Creditor have been fully paid and performed, at which time Creditor shall reassign and redeliver to Pledgor such of the Collateral, if any, as shall not have been sold or otherwise applied pursuant to the terms hereof. Any such reassignment shall be without recourse upon or warranty by the Creditor and at the expense of Pledgor.

         19. Miscellaneous. This Pledge Agreement shall be governed by, and construed in accordance with, the internal substantive laws of the State of Illinois, and the undersigned hereby irrevocably consent and submit to the jurisdiction of Illinois courts over all matters relating to this Pledge Agreement. Unless otherwise defined herein, terms defined in Article 9 of the Code in the State of Illinois are used herein as defined therein. Should any provisions of this Pledge Agreement be invalid, void or unenforceable for any reason, the remaining provisions shall remain in full force and effect. The section headings herein are for convenience only and shall not define or limit the contents thereof.

                  IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed and delivered as of the date first written above.

                                       PLEDGOR:


                                       /s/Edmund Blankenau
                                       -----------------------------------------
                                       Edmund Blankenau


                                       WORLDPORT COMMUNICATIONS, INC.



                                       By:/s/Edward P. Mooney
                                          --------------------------------------
                                       Its:President

ACKNOWLEDGED:  04/04, 1997



By: /s/Patricia A. Alger
------------------------
Its:Notary Public


STATE OF NEBRASKA          )
                           )  SS
COUNTY OF DOUGLAS          )


                  On this 4th day of April, 1997 before the undersigned, a Notary Public in and for said state, personally appeared Edmund H. Blankenau, who being duly sworn stated that he executed this Pledge Agreement and that the statements contained therein were true.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last written above.

                                        /s/Edmund Blankenau
                                        ----------------------------------------
                                        Edmund Blankenau

                             SECURED PROMISSORY NOTE


$650,000                                                           April 4, 1997


                  FOR VALUE RECEIVED, TELENATIONAL COMMUNICATIONS, LTD., a Nebraska limited partnership (together with its successors and assigns, herein called the "Debtor"), promises to pay to WORLDPORT COMMUNICATIONS, INC., a Delaware corporation, or its successors or assigns (herein called the "Holder"), upon demand, the principal sum of SIX HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($650,000.00), or such lesser amount as may have been advanced to the Debtor by the Holder, together with accrued interest on the unpaid principal hereof at a rate of 10% per annum, subject to the terms and conditions set forth herein.

                  The Debtor shall pay all outstanding principal due under this Note and all accrued and unpaid interest no later than 30 days after demand for payment is made by Holder. Upon such demand, the interest rate on the unpaid principal hereof shall be at a rate of 15% per annum until paid in full. In the event that all principle and interest due on this Note shall not have been paid by the end of such 30-day period, the Holder shall be able to exercise all of its rights pursuant to the Guaranty and the Pledge Agreement described below.

                  Payments of both principal and interest under this Secured Promissory Note (as amended, modified, refinanced or refunded in whole or in part from time to time, herein called this "Note") are to be made at the Holder's address at 100 California Street, Suite 1400, San Francisco, California 94111, or at such other place as the Holder shall designate in writing, in lawful money of the United States of America.

                  The Debtor represents and warrants to the Holder that: (i) the Debtor is a limited partnership duly formed, validly existing, and in good standing under the laws of Nebraska, the sole general partner of the Debtor is International Message Telephone Service, Inc. (the "General Partner"), the entire outstanding equity interest in the General Partner consists of 75,000 shares, 60,000 of which are owned of record and beneficially by Edmund Blankenau and the Debtor has delivered to Holder an accurate and complete copy of its Agreement of Limited Partnership; (ii) the execution, delivery, and performance by the Debtor of this Note have been duly authorized by all necessary partnership action and do not and will not and the execution, delivery and performance of the Guaranty and Pledge Agreement described below do not and will not (A) contravene the Debtor's Agreement of Limited Partnership; (B) violate or cause a breach or default of any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Debtor; or (C) violate or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which the Debtor or the General Partner is a party or by which it or its properties may be bound or affected; and (iii) this Note is the legal, valid, and binding obligation of the Debtor enforceable against the Debtor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally and principles of equity.

                  This Note is guaranteed by Edmund Blankenau as set forth in the Guaranty attached hereto, which Guaranty is supported by a pledge of 80% of the outstanding stock in the General Partner pursuant to a Pledge Agreement and real property owned by Edmund Blankenau located in the U.S. Virgin Islands.

         So long as any amount of principal or interest under this Note shall remain un paid or outstanding, except as otherwise agreed to in writing by
Holder: (i) the Debtor will preserve and maintain its partnership existence and good standing in the jurisdiction of its formation; (ii) The Debtor will not amend its Agreement of Limited Partnership or admit any new partner or allow any transfer of any partnership interest therein; (ii) the Debtor will conduct its businesses and operations only in, and not take any action except in, the ordinary course of business consistent with past practice, including, but not limited to, the following: (A) not grant or issue any partnership interest or any preemptive, conversion or other rights, or other options, warrants or agreements for the purchase, redemption or acquisition of its partnership interests; (B) not make any payment of any distribution to any partner, or otherwise redeem or acquire any partnership interest; (C) not enter into, amend or terminate, or agree to enter into, amend or terminate, any material agreement except in the ordinary course of business and consistent with past practice; (D) not sell, lease or otherwise dispose of or agree to sell, lease or otherwise dispose of, any assets, properties, rights or claims, except in the ordinary course of business and at prices and on terms consistent with past practice; or
(E) not incur or become subject to, nor agree to incur or become subject to, any debt, obligation or liability, contingent or otherwise, except current liabilities in the ordinary course of business and consistent with past practice.

                  Debtor shall have the right to prepay this Note in whole or in part at any time, without penalty or premium.

                  Debtor  hereby  waives  diligence,   presentment,  demand  for
payment, protest and notice of any kind whatsoever in connection with this Note, now or hereafter required by applicable law.

                  Debtor hereby agrees to pay all of Holder's costs and expenses related to this Note, the Guaranty, the Pledge Agreement and the related documents and transactions, upon demand, up to a maximum amount of $40,000. Debtor hereby agrees to pay all costs of collection, including reasonable attorneys' fees and all costs of suit incurred by Holder in any proceeding for the collection of the debt evidenced hereby, or in any litigation or controversy arising from or connected with this Note.

                  This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  This Note shall bind and inure to the benefit of Debtor and Holder and their respective executors, administrators, legal representatives, heirs, distributees, legatees, successors and assigns.

                  This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

         IN WITNESS WHEREOF, Debtor has signed and delivered this Note as of the day and year first above written.


                                             TELENATIONAL COMMUNICATIONS, LTD.


                                             By:/s/Edmund H Blankenau
                                                --------------------------------
                                               Name: Edmund H. Blankenau
                                                    ----------------------------
                                               Title: CEO
                                                     ---------------------------

                                    GUARANTY

         The undersigned (the "Guarantor"), irrevocably and unconditionally guarantees to the holder of the Note upon which this Guaranty is endorsed, the due and punctual full payment of the principal of and interest on this Note as well as all costs and expenses of collection and enforcement, when and as the same shall become due and payable, all in accordance with the terms of the Note.

         The Guarantor hereby agrees that his obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Note; the absence of any action to enforce the same; any waiver or consent by the holder of the Note with respect to any provisions thereof; any dispute, claim, counterclaim, defense or other right which the Debtor may have to assert against the holder; or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Debtor, any right to require a proceeding first against the Debtor, protest, notice and all demands whatsoever and covenants that this Guaranty will not be discharged, except by complete performance of the obligations contained in the Note and in this Guaranty.

         The Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guaranty to constitute the same, the valid, binding and enforceable obligation of the Guarantor have been done and performed in due compliance with all applicable laws. This Guaranty shall be governed by and construed in accordance with the laws of the State of Illinois.


/s/Edmund H. Blankenau
--------------------------
Edmund Blankenau